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Exhibit 10.20
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                               WORLD AIRWAYS, INC.
                     1999 CHIEF EXECUTIVE STOCK OPTION PLAN

Section 1. General Purpose of Plan; Definitions.
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            The World Airways, Inc. 1999 Chief Executive Stock Option Plan (the
"Plan") is designed to assist World Airways, Inc. (the "Company") in attracting, retaining and providing incentives to Hollis L. Harris to join the Company as Chief Executive Officer by offering him the opportunity to acquire a proprietary interest in the Company and, thus, in its growth and success.

            For purposes of the Plan, the following terms shall have the meanings set forth below:

                  (a)  "Board" means the Board of Directors of the Company.
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                  (b)  "Code" means the Internal Revenue Code of 1986, as
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amended from time to time, or any successor thereto.

                  (c)  "Committee"  means the  Compensation  Committee  of the
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Board, or any other committee the Board may subsequently appoint to administer the Plan as provided herein. If at any time no Committee shall be in office, then the functions of the Committee specified in this Plan shall be exercised by the members of the Board who are not employees of the Group.

                  (d)  "Common Stock" means shares of the common stock, $.001
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par value, of the Company.

                  (e) "Company"  means World Airways,  Inc., a corporation
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organized  under the laws of the State of Delaware (or any successor corporation).

                  (f)  "Eligible Person" means Hollis L. Harris.
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                  (g)  "Fair Market Value" means:
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                        (i) if the shares of Common Stock are listed or admitted
            to trading on any securities exchange in the United States on the applicable determination date, the closing price, regular way, on such day on the principal securities exchange in the United States on which shares of Common Stock are traded;

                        (ii) if clause (i) does not apply or if no sale takes
            place on such day, the average of the closing bid and asked prices in the United States on such day, as reported by a reputable quotation source designated by the Committee;

                        (iii) if the preceding clauses (i) and (ii) do not
            apply, the average of the reported high bid and low asked prices in the United States on such day, as reported in the Wall Street Journal (Eastern edition) or other newspaper designated by the Committee; or

                        (iv) if the preceding clauses (i), (ii) and (iii) do not
            apply, (A) in the case of a Valuation Date described in clause (ii) of Section 1(p), the price per share at which at least five percent of the total outstanding shares of Common Stock are sold in an arm's-length transaction that occurred ten business days prior to such Valuation Date, (B) in the case of a Valuation Date described in clause (i) of Section 1(p), (I) the fair market value of a share of Common Stock, as determined by an independent valuation firm selected by the Committee or (II) in lieu of the valuation provided for by the preceding clause (I) and at the election of the, the price per share at which at least five percent of the total outstanding shares of Common Stock are sold in an arm's-length transaction that occurred within ninety days prior to such Valuation Date; (C) in lieu of the foregoing clauses (iv)(A) and (iv)(B), the

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fair market value of a share of Common Stock as agreed to between the Committee and Hollis L. Harris; or (D) in the case of the grant of a Stock Option, the fair market value of a share of Common Stock, as determined by the Committee in good faith.

                           (h)  "Group" means the Company and any affiliate of
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the Company.

                           (i) "Incentive  Stock Option" means a Stock Option
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that is intended to qualify as an incentive stock option within the meaning of
Section 422 of the Code.

                           (j)  "Initial  Public  Offering"  means  the  sale of
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shares of Common Stock pursuant to an effective registration statement under the
Securities Act of 1933 whereby, upon completion of such offering, at least 20% of the total outstanding shares of Common Stock are held by public shareholders.

                           (k)  "Nonqualified  Stock  Option"  means a Stock
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Option that is not an incentive stock option within the meaning of Section 422 of the Code.

                           (l)  "Option  Shares"  means  shares of Common  Stock
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acquired pursuant to the exercise of Stock Options granted hereunder.

                           (m)  "Participant" means Hollis L. Harris.
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                           (n)  "Stock Option" means any option to purchase
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shares of Common Stock granted pursuant to this Plan.

                           (o)  "Stock  Option  Agreement"  means that certain
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Stock Option Agreement dated April 1, 1999 between Hollis L. Harris and the
Company.

                           (p)  "Subsidiary" means a subsidiary corporation as
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defined in Section

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424(f) of the Code.

                   (q)  "Valuation Date" shall mean (i) April 30 of each
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calendar year; (ii) the tenth business day following any arm's-length sale (as determined by the Committee) by any shareholder of a minimum of five percent of the total outstanding shares of Common Stock to any unrelated third party; and
(iii) any other date agreed to between Hollis L. Harris and the Committee.

Section 2. Administration.
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            Subject to the express provisions of the Plan, the Committee shall have plenary authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it and to make all other determinations deemed necessary or advisable for the administration of the Plan, and to carry out the terms and conditions of the Stock Option Agreement. The determinations of the Committee on the matters referred to in this Section 2 shall be conclusive.

Section 3. Stock Subject to Plan; Adjustments.
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            The total number of shares of Common Stock reserved and available for issuance under the Plan shall be 900,000. Such shares may consist, in whole or part, of authorized and unissued shares or treasury shares. To the extent that any Stock Option expires, is canceled or otherwise terminates without being exercised, the shares covered by such Stock Option shall again be available for issuance with subsequent awards covering shares of the same Series under the Plan.

            The maximum number of shares as to which Stock Options may be granted under this Plan shall be proportionately adjusted, and the terms of outstanding Stock Options shall be adjusted, as the Committee shall determine to be equitably required in the event that (a) the Company (i) effects one or more stock dividends, stock split-ups, subdivisions or consolidations of

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shares or (ii) engages in a transaction to which Section 424 of the Code applies or (b) there occurs any other event which, in the judgment of the Administrator, necessitates such action. Any determination made under this Section 3 by the Committee shall be final and conclusive.

            The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Stock Options or the number of shares of Common Stock reserved for issuance under this Plan.

Section 4. Participation in the Plan.
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            Hollis L. Harris shall be the sole person eligible to receive awards of Stock Options pursuant to Section 5 hereof. Awards of Stock Options to Hollis
L. Harris shall be made pursuant to the Stock Option Agreement.

Section 5. Stock Option Awards.
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            Stock Options granted under the Plan shall be either Incentive Stock
Options or Nonqualified Stock Options; provided, however, that Incentive Stock Options shall not be granted to persons who are not employees of the Group. No Stock Option that is intended to be an Incentive Stock Option shall be invalid for failure to qualify as an Incentive Stock Option. Each Stock Option granted under the Plan shall be clearly identified as either a Nonqualified Stock Option or an Incentive Stock Option and shall be evidenced by a written Stock Option Agreement that specifies the terms and conditions of the grant. Stock Options shall be subject to the following terms and conditions and such other terms and conditions not inconsistent with this Plan as the

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Committee may specify:

              (a) Price. The price per share of Common Stock at which a Stock
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Option may be exercised shall be as set forth in the Stock Option or a Stock
Option Agreement. In the case of an Incentive Stock Option, the exercise price per share of Common Stock shall not be less than one hundred percent of the Fair Market Value of the Common Stock on the date of grant. Notwithstanding the foregoing, in the case of an Incentive Stock Option granted to the Participant, if the Participant (applying the rules of Section 424(d) of the Code) owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or a Subsidiary (a "Ten-Percent Shareholder"), the exercise price per share shall not be less than one hundred and ten percent of the Fair Market Value of the Common Stock on the date on which the option is granted.

              (b) Exercisability. Stock Options granted pursuant to this Plan
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shall be exercisable at such times and under such conditions as set forth in the
Stock Option Agreement; provided, however, that no Stock Option shall be exercisable after the expiration of ten years from the date the option is granted (five years in the case of an Incentive Stock Option granted to a Ten Percent Shareholder).

              (c) Payment of Option Price. Subject to Section 5(b), Stock
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Options may be exercised, in whole or in part, at any time during the term of the option by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment in full of the exercise price in cash. To the extent provided in the Stock Option Agreement, payment may also be made in whole or in part, in the form of Common Stock already owned by the Participant based on the Fair Market Value of the Common Stock on the date the

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Stock Option is exercised. In no event may any shares of Common Stock that are acquired by a Participant pursuant to the exercise of a Stock Option be delivered as payment of the exercise price of a Stock Option, unless such shares have been held by the Participant for at least six months.

              (d) Transferability of Stock Options. No Stock Option shall be
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transferable other than by will or the laws of descent and distribution, except to the extent required by applicable law. During the lifetime of a Participant who has been awarded a Stock Option, such Stock Option may only be exercised by such Participant, except as otherwise required by applicable law.

Section  6.  Regulatory Approval and Compliance.
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              The Company shall not be required to issue any certificate or certificates for shares of its Common Stock with respect to awards under this Plan, or record any person as a holder of record of such shares, without obtaining, to the complete satisfaction of the Committee, the approval of all regulatory bodies deemed necessary by the Committee, and without complying, to the Committee's complete satisfaction, with all rules and regulations, under federal, state or local law deemed applicable by the Committee.

Section  7.  Withholding Taxes.
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              The Company's obligation to deliver shares of Common Stock to a
Participant upon the exercise of a Stock Option shall be subject to the Participant's satisfaction of any applicable federal, state and local tax withholding requirements. The Committee may, in its discretion, and subject to such rules as it may prescribe in its discretion, permit a Participant to satisfy applicable tax withholding obligations by any of the following means or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold from the Common Stock

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otherwise issuable to the Participant as the result of the exercise of a Stock
Option, a number of shares having a Fair Market Value, as of the date the withholding tax obligation arises, less than or equal to the amount of the withholding tax obligation; or (c) delivering to the Company already owned and unencumbered shares of Common Stock having a Fair Market Value, as of the date the withholding tax obligation arises, less than or equal to the amount of the withholding tax obligation.

Section  8.  Amendment and Termination.
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              The Board may amend, alter or terminate the Plan in any respect at any time. Notwithstanding the foregoing, no amendment, alteration or termination of the Plan shall be made by the Board without approval of the Participant if such amendment, alteration or termination would impair his rights under any award theretofore granted or under the Stock Option Agreement.

              The Board may amend the terms of any award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of the Participant with respect to such award without his consent.

Section 9.   General Provisions.
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                    (a) The Committee may require the person  acquiring  shares pursuant to awards hereunder to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

              All certificates for shares of Common Stock issued pursuant to the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable federal or

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state securities laws. The Committee may place a legend or legends on any such certificates to make appropriate reference to such restrictions.

              (b) The Participant may deliver Option Shares to the Company to exercise a Stock Option in accordance with Section 5(c) hereof or authorize the withholding of Option Shares or deliver Option Shares to the Company to satisfy applicable tax withholding requirements in accordance with Section 7 hereof. Upon the death of the Participant, Option Shares may be transferred by will or the laws of descent and distribution to the legatee or legatees of the Participant. The Transfer of Option Shares by such legatee or legatees shall be subject to the provisions of this Plan as if such legatee or legatees were the Participant.

              (c) Nothing contained in this Plan shall prevent the Board or Committee from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon the Participant any right to continued employment with the Group, nor shall it interfere in any way with the right of the Group to terminate the employment of any of its employees at any time.

              (d) No member of the Board or the Committee, nor any officer or employee of the Group acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Group acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

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Section 10. Effective Date of Plan.
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              The Plan shall be effective as of April 2, 1999, the date the
Participant's employment as Chief Executive Officer was approved by the Board (the "Effective Date").

Section 11. Term of Plan.
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              Unless the Plan shall have previously been terminated in
accordance with Section 8, the Plan shall terminate and no Stock Options shall be granted pursuant to the Plan after the tenth anniversary of the Effective Date. Notwithstanding the foregoing, all Stock Options granted under the Plan prior to such date shall remain in effect until such Stock Options have either been exercised or have expired in accordance with their terms and the terms of this Plan.

Section 14. Governing Law.
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              This Plan shall be construed, administered and enforced according to laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

Effective Date: April 2, 1999

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